UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 26, 2011

PENGRAM CORPORATION
(Exact name of registrant as specified in its charter)

NEVADA	000-52626	68-0643436
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1200 Dupont Street, Suite 2J
Bellingham, WA	98225
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (360) 255-3436

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On April 26, 2011, Pengram Corporation (the “Company”) entered into three property agreements dated as of March 31, 2011 covering its Golden Snow CPG and Fish Properties located in Nevada. The three properties were previously held under a single agreement. The three new agreements are on substantially the same terms, but allow the Company to acquire each property independently and permit the Company to enter into agreements for joint venture financing of exploration programs on a property-by-property basis.

The material terms of the agreements are as follows:

Golden Snow

The Golden Snow Property consists of 83 mineral claims located in the Eureka Mining District in Eureka County, Nevada. Under the terms of the agreement among the Company, Scoonover Exploration LLC and JR Exploration LLC (collectively the “Golden Snow Optionors”), the Company has the right to earn a 100% undivided interest (the “Golden Snow Option”) in the Golden Snow Property by:

(i)	paying to the Golden Snow Optionors advance royalty payments as follows:

	a.	$10,600 on or before August 28, 2011;
	b.	$13,200 on or before August 28, 2012; and
	c.	$15,900 on or before August 28, 2013.

(ii)	paying to the Golden Snow Optionors, during the term of the option, $1,000 in connection with the delivery by the Company to the Golden Snow Optionors of:

	a.	a copy of a mine plan of operations in respect of the property which is approved by the lead government agency having responsibility for such approval; and
	b.	a final feasibility study in respect of the property that is approved by the Optionee’s management.

The term of the Golden Snow Option expires August 28, 2013, but may be extended for five years by paying $15,900 in each subsequent year. The Company is also obligated to pay all county and BLM claim fees and Nevada state taxes during the currency of the agreement.

The Golden Snow Property is subject to a royalty of 3% net smelter returns upon the commencement of commercial production. At any time the Company may reduce the royalty as follows:

(i)	to 1% by paying $1,000,000 to the royalty holder; or
(ii)	to 2% by paying $500,000 to the royalty holder.

CPG Project

The CPG Project consists of 44 unpatented lode mining claims in the Walker Lane of Western Nevada. Under the terms of the agreement between the Company and Claremont Nevada Mines LLC (the “CPG Optionor”), the Company has the right to earn a 100% undivided interest (the “CPG Option”) in the CPG Project by:

(i)	paying to the CPG Optionor advance royalty payments as follows:

	a.	$4,100 on or before August 28, 2011;
	b.	$5,100 on or before August 28, 2012; and
	c.	$6,200 on or before August 28, 2013.

(ii)	paying to the CPG Optionor, during the term of the option, $1,000 in connection with the delivery by the Company to the CPG Optionor of:

	a.	a copy of a mine plan of operations in respect of the property which is approved by the lead government agency having responsibility for such approval; and
	b.	a final feasibility study in respect of the property that is approved by the Optionee’s management.

The term of the CPG Option expires August 28, 2013, but may be extended for five years by paying $6,200 in each subsequent year. The Company is also obligated to pay all county and BLM claim fees and Nevada state taxes during the currency of the agreement.

The CPG Project is subject to a royalty of 3% net smelter returns upon the commencement of commercial production. At any time the Company may reduce the royalty as follows:

(i)	to 1% by paying $1,000,000 to the royalty holder; or
(ii)	to 2% by paying $500,000 to the royalty holder.

Fish Claims

The Fish Claims consists of 58 unpatented lode mining claims in the Lone Mountain Mining District of Esmeralda County, Nevada. Under the terms of the agreement between the Company and Claremont Nevada Mines LLC (the “Fish Optionor”), the Company has the right to earn a 100% undivided interest (the “Fish Option”) in the Fish Claims by:

(i)	paying to the Fish Optionor advance royalty payments as follows:

	a.	$5,400 on or before August 28, 2011;
	b.	$6,800 on or before August 28, 2012; and
	c.	$8,100 on or before August 28, 2013.

(ii)	paying to the Fish Optionor, during the term of the option, $1,000 in connection with the delivery by the Company to the Fish Optionor of:

	a.	a copy of a mine plan of operations in respect of the property which is approved by the lead government agency having responsibility for such approval; and
	b.	a final feasibility study in respect of the property that is approved by the Optionee’s management.

The term of the Fish Option expires August 28, 2013, but may be extended for five years by paying $8,100 in each subsequent year. The Company is also obligated to pay all county and BLM claim fees and Nevada state taxes during the currency of the agreement.

The Fish Claims are subject to a royalty of 3% net smelter returns upon the commencement of commercial production. At any time the Company may reduce the royalty as follows:

(i)	to 1% by paying $1,000,000 to the royalty holder; or
(ii)	to 2% by paying $500,000 to the royalty holder.

Agreement with Terrace Ventures Inc. (Golden Snow Property)

The Company entered into an agreement with Terrace Ventures Inc. dated April 26, 2011 (the "Earn-In Agreement"). Under the terms of the Earn-In Agreement, Terrace will earn up to a 75% interest in the Company’s agreement with the Golden Snow Optionors (the “Underlying Agreement”) by paying to the Company up to $175,000 and expending up to $1,750,000 to do exploration work on the Golden Snow Property as follows:

(i)	The first 25% interest in the Underlying Agreement upon Terrace:

	a.	paying the Company $25,000 by way of Promissory Note due 45 days from the date of the Earn-In Agreement;

	b.	completing exploration expenditures on the Property totalling $250,000 by July 31, 2012.

(ii)	An additional 25% interest in the Underlying Agreement upon Terrace:

	a.	paying the Company $50,000 on or before May 31, 2013;

	b.	completing exploration expenditures on the Property totalling $500,000 by July 31, 2013:

(iii)	An additional 25% interest in the Underlying Agreement upon Terrace:

	a.	paying the Company $100,000 on or before May 31, 2014;

	b.	completing exploration expenditures on the Property totalling $1,000,000 by July 31, 2014.

Terrace is also obligated to pay all advance royalties, county and BLM claim fees and Nevada state taxes during the currency of the Earn-In Agreement.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

Exhibit Number	Description of Exhibit

10.1	Option Agreement (Golden Snow) dated March 31, 2011 between Pengram Corporation and Scoonover Exploration LLC and JR Exploration LLC.

10.2	Option Agreement (CPG Project) dated March 31, 2011 between Pengram Corporation and Claremont Nevada Mines LLC.

10.3	Option Agreement (Fish Claims) dated March 31, 2011 between Pengram Corporation and Claremont Nevada Mines LLC.

10.4	Earn-In Agreement (Golden Snow) dated April 26, 2011 between Pengram Corporation and Terrace Ventures Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PENGRAM CORPORATION

Date: April 26, 2011

	By:	/s/ Richard W. Donaldson
RICHARD W. DONALDSON
President and Chief Executive Officer